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                                                                    EXHIBIT 10.4

                             CONNETICS CORPORATION

                          NOTICE OF STOCK OPTION GRANT


You (the "Optionee") have been granted an option (the "Option") to purchase Common Stock of Connetics Corporation (the "Company") as follows:

     OPTIONEE'S NAME:                   G. Kirk Raab

     DATE OF GRANT:                     January 28, 1997

     GRANT NUMBER:                      000249

     EXERCISE PRICE PER SHARE:          $7.125

     TOTAL NUMBER OF SHARES GRANTED:    25,000

     TOTAL PRICE OF SHARES GRANTED:     $178,125.00

     TYPE OF OPTION:                        Incentive Stock Option
                                        ---
                                         X  Nonstatutory Stock Option
                                        ---

     TERM/EXPIRATION DATE:              January 28, 2007

     VESTING COMMENCEMENT DATE:         January 28, 1998

     VESTING SCHEDULE:                  1/4th of the Total Number of Shares
                                        Granted shall vest on the Vesting
                                        Commencement Date. Thereafter, while
                                        Optionee remains an employee of or
                                        consultant to the Company, 1/16th of
                                        the Total Number of Shares Granted
                                        shall vest on each quarterly
                                        anniversary of the Vesting Commencement
                                        Date, until the Total Number of Shares
                                        Granted is fully vested.

     TERMINATION PERIOD:                This Option (to the extent vested and
                                        not previously exercised) may be
                                        exercised for three months (3 months
                                        maximum for ISO's) after termination of
                                        employment or consulting relationship
                                        except as provided in Sections 7 and 8
                                        of the Stock Option Agreement (but in
                                        no event later than the Expiration
                                        Date).


By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1994 Stock Plan and the Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE                                CONNETICS CORPORATION

/s/ G. KIRK RAAB                        By:  /s/ THOMAS G. WIGGANS
-------------------------------            ----------------------------------
G. Kirk Raab                                 Thomas G. Wiggans
                                             President & CEO


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                             CONNETICS CORPORATION
                             STOCK OPTION AGREEMENT

                          OPTIONEE:      G. Kirk Raab
                          GRANT NUMBER:  000249

     1. Grant of Option. Connetics Corporation, a Delaware corporation (the "Company"), hereby grants to the Optionee (the "Optionee") named in the attached Notice of Stock Option Grant (the "Notice"), an option (the "Option") to purchase a total number of shares of Common Stock (the "Shares") set forth in the Notice, at the Exercise Price Per Share set forth in the Notice subject to the terms, definitions and provisions of the Company's 1994 Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings as applied to this Option.

          If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code (the "Code").

     2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the provisions of Section 9 of the Plan as follows:

          (i)  Right to Exercise.

               (a)  This Option may not be exercised for a fraction of a share.

               (b) In the event of Optionee's death or disability, or other termination of Optionee's consulting relationship or employment ("Continuous Status"), the exercisability of the Option is governed by Sections 5, 6 and 7 below, subject to the limitation contained in subsection 2(i)(c).

               (c) In no event may this Option be exercised after the date of expiration of the Term of this Option as set forth in the Notice.

          (ii) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of shares of Common Stock in respect of which the Option is being exercised (the "Shares Exercised"), and such other representations and agreements as to the Optionee's investment intent with respect to such Shares Exercised as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary or Assistant Secretary of the Company. The written notice shall be accompanied by payment in the amount of the Shares Exercised times the Exercise Price Per Share (the "Exercise Price"). Exercise of this Option shall be deemed to be effective (the "Effective Date") upon receipt by the Company of such written notice accompanied by the Exercise Price.

               No stock certificate will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall be required to comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares Exercised shall be considered issued to the Optionee on the Effective Date on which the Option is exercised with respect thereto.

     3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (i)  cash; or

          (ii) check; or



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          (iii) surrender of other shares of Common Stock of the Company which
(A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a fair market value on the date of surrender equal to the Exercise Price; or

          (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator of the Plan and any broker assisting in such exercise, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

     4. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     5. Termination of Relationship. In the event of termination of Optionee's Continuous Status, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, of if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     6.   Disability of Optionee.

          (a) Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's Continuous Status as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the Expiration Date of the Term of such Option as set forth in Section 9 below), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at such date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (b) In the event of termination of an Optionee's Continuous Status as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of such termination (but in no event later than the Expiration Date of the Term of such Option as set forth in Section 9 below), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option ("ISO") (within the meaning of Section 422 of the Code) within three (3) months of such date of termination, the Option will not qualify for ISO treatment under the Code. To the extent that Optionee was not entitled to exercise the Option at such date of termination, or if Optionee does not exercise such Option to the extent so entitled within six months (6) from such date of termination, the Option shall terminate.

     7. Death of Optionee. In the event of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the Expiration Date of the Term of this Option as set forth in Section 9 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

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     8.   Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     9. Term of Option. This Option may be exercised only within the Term set out in the Notice, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) stockholders shall apply to this Option.

     10. Taxation Upon Exercise of Option. Optionee understands that, upon exercising a nonstatutory Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. However, the timing of this income recognition may be deferred for up to six months if Optionee is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If the Optionee is an employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, the Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. The Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionee's current compensation, or (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (a) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     If the Optionee is subject to Section 16 of the Exchange Act (an "Insider"), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

     (1)  the election must be made on or prior to the applicable Tax Date;

     (2) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

     (3) all elections shall be subject to the consent or disapproval of the Administrator;

     (4) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.


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     11.  Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal and California tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (i) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          (ii) Exercise of Nonstatutory Stock Option. If this Option does not qualify as an ISO, there may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (iii) Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the fair market value of the Shares on the date of exercise, or (2) the sale price of the Shares.

          (iv) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee or as otherwise provided in
Section 10.

     12. Entire Agreement. The Plan and Notice are incorporated herein by reference. This Agreement, the Plan and the Notice constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for its or any other jurisdiction's body of law pertaining to choice of laws.

OPTIONEE REPRESENTS THAT HE OR SHE IS ACQUIRING THIS OPTION FOR HIS OR HER OWN ACCOUNT FOR INVESTMENT PURPOSES ONLY AND NOT WITH THE VIEW TO OR IN CONNECTION WITH THE RESALE OR DISTRIBUTION THEREOF. OPTIONEE FURTHER ACKNOWLEDGES THAT ANY TRANSFER OR SALE OF THIS OPTION OR ANY SECURITY HEREUNDER MUST BE MADE IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR



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EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED,
BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS OR HER RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS OR HER EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.

OPTIONEE                                     CONNETICS CORPORATION
                                             a Delaware corporation


/s/ G. KIRK RAAB                             By:  /s/ THOMAS G. WIGGANS
-------------------------------                  ------------------------------
G. Kirk Raab                                      Thomas G. Wiggans
                                                  President & CEO
ON FILE
-------------------------------
Social Security or Tax I.D. No.

-------------------------------
Date




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